Identification and business activity	12 Months Ended
Dec. 31, 2020
Identification and business activity
Identification and business activity

1.     Identification and business activity

(a)          Identification -

Compañía de Minas Buenaventura S.A.A. (hereafter “the Company” or “Buenaventura”) is a publicly traded corporation incorporated in Peru in 1953. The Company stock is traded on the Lima and New York Stock Exchanges through American Depositary Receipts (ADRs), which represent the Company’s shares deposited in the Bank of New York. The Company’s legal domicile is at Las Begonias Street N°415, San Isidro, Lima, Peru. The Company is the ultimate controlling party.

(b)          Business activity -

The Company and its subsidiaries (hereinafter “the Group") are principally engaged in the exploration, mining, concentration, smelting and marketing of polymetallic ores and metals.

The Company operates directly four operating mining units in Peru (Uchucchacua, Orcopampa, Julcani and Tambomayo), two discontinued mining units (Poracota and Shila-Paula), and one mining unit under development stage (San Gabriel). In addition, the Company has a controlling interest in (i) Sociedad Minera El Brocal S.A.A. (hereinafter “El Brocal”), which operates the Colquijirca mining unit; (ii) Minera La Zanja S.R.L. (hereinafter “La Zanja”), which operates La Zanja mining unit; (iii) El Molle Verde S.A.C. (hereinafter “Molle Verde”) which operates Trapiche, a mining unit at the development stage; and (iv) other entities dedicated to energy generation and transmission services, and other activities. All these activities are carried out in Peru. In addition, the Group has non-significant subsidiaries in Mexico and Chile related to exploration activities.

(c)          Approval of consolidated financial statements -

The consolidated financial statements as of December 31, 2020 were approved and authorized for issue by the Board of Directors on April 29, 2021 and subsequent events have been considered through that date. They will then be presented for approval by the Company's shareholders meeting. Those shareholders have the authority to approve and or otherwise modify the consolidated financial statements.

(d)         The consolidated financial statements include the financial statements of the following companies:

	Country of
	incorporation	Ownership as of December 31,
	and business	2020		2019
		Direct	Indirect	Direct	Indirect
		%	%	%	%
Mining activities:
Compañía de Minas Buenaventura S.A.A. (*)	Peru	100.00	—	100.00	—
Compañía Minera Condesa S.A.	Peru	100.00	—	100.00	—
Compañía Minera Colquirrumi S.A.	Peru	100.00	—	100.00	—
Sociedad Minera El Brocal S.A.A (**)	Peru	3.19	58.24	3.19	58.24
Inversiones Colquijirca S.A. (**)	Peru	89.76	10.24	89.76	10.24
S.M.R.L. Chaupiloma Dos de Cajamarca	Peru	20.00	40.00	20.00	40.00
Minera La Zanja S.R.L.	Peru	53.06	—	53.06	—
Minera Julcani S.A. de C.V.	Mexico	99.80	0.20	99.80	0.20
Compañía de Minas Buenaventura Chile Ltda. (***)	Chile	90.00	10.00	90.00	10.00
El Molle Verde S.A.C.	Peru	99.98	0.02	99.98	0.02
Apu Coropuna S.R.L.	Peru	70.00	—	70.00	—
Cerro Hablador S.A.C.	Peru	99.00	1.00	99.00	1.00
Minera Azola S.A.C.	Peru	99.00	1.00	99.00	1.00
Compañía Minera Nueva Italia S.A. (liquidated)	Peru	—	—	—	93.36

Energy generation and transmission services:
Consorcio Energético de Huancavelica S.A.	Peru	100.00	—	100.00	—
Empresa de Generación Huanza S.A.	Peru	—	100.00	—	100.00

Insurance brokerage:
Contacto Corredores de Seguros S.A.	Peru	99.98	0.02	99.98	0.02
Contacto Risk Consulting S.A.	Peru	—	98.00	—	98.00

Industrial activities:
Procesadora Industrial Río Seco S.A.	Peru	100.00	—	100.00	—

(*)         Includes four operating mining units in Peru (Uchucchacua, Orcopampa, Julcani and Tambomayo), two discontinued mining units (Poracota and Shila-Paula), and one mining unit under development stage (San Gabriel)

(**)       As of December 31, 2020 and 2019, the participation of the Company in the voting rights of El Brocal is 61.43 percent. Inversiones Colquijirca S.A. (hereafter “Colquijirca”), a Group’s subsidiary (99.99 percent as of December 31, 2020 and 2019), has an interest in El Brocal’s capital stock, through which the Company holds an indirect participation in El Brocal of 58.24 percent as of December 31, 2020 and 2019.

(***)     On January 21, 2021, the Company sold 100% of its shares of Compañía de Minas Buenaventura Chile Ltda., which were presented as financial investments as of December 31, 2020. The sale value was US$30,000 which are fully collected as of the date of this report.

(e)          Discontinued operations

During 2020, the Group sold its Mallay mining unit classified as discontinued during 2019 under IFRS 5 “Non-current Assets Held for Sale and Discontinued Operations”. The sale price was US$10 million (US$8.5 million plus VAT) with a related cost of US$3.6 million net of income from the reversal of provision for mining unit closure of US$5.1 million. As of December 31, 2020, the Group has collected US$2.0 million and the remaining balance will be paid in two settlements of US$4 million each in November 2021 and 2022.

The net cash flows used by the mining units with discontinued operations are presented below:

	2020	2019	2018
	US$(000)	US$(000)	US$(000)

Operating activities	—	(2)	1,800
Investing activities	—	—	(1,817)
Decrease in cash and cash equivalents for the year	—	(2)	(17)

The results of the discontinued operations mining units for the years 2020, 2019 and 2018 are presented below:

	2020	2019	2018
	US$(000)	US$(000)	US$(000)

Sales	(1)	97	16,666
Cost of sales	—	(2)	(15,261)
Gross profit (loss)	(1)	95	1,405
Operating income (expenses), net
Income from sale of development costs, property, plant and equipment (sale of Mallay mining unit)	7,976	—	—
Reversal of provision for closure of mining unit (sale of Mallay mining unit), nota 15(b)	5,093	—	—
Reversal of provision for impairment of value of inventory (sale of Mallay mining unit), note 8(c)	1,220	—	—
Income from sale of supplies (sale of Mallay mining unit)	606	—	—
Reversal (provision) of contingent and others	13	(134)	(9)
Cost of sale of development costs, property, plant and equipment, nota 11(a)	(3,099)	(44)	(5,100)
Administrative expenses	(3,243)	(8,048)	(1,661)
Cost of sale of supplies (sale of Mallay mining unit)	(1,711)	—	—
Provision for impairment of value of inventory, note 8(c)	(377)	(320)	—
Changes in provision for closure of mining units	(58)	(1,912)	(6,013)
Reversal of Impairment loss of long-lived assets, note 11(b)	—	—	2,837
Others, net	(846)	117	(3,162)
Total operating expenses, net	5,574	(10,341)	(13,108)
Operating profit (loss)	5,573	(10,246)	(11,703)
Finance costs, note 15(b)	(176)	(266)	(88)
Net gain (loss) from currency exchange difference	12	(2)	30
Profit (loss) before income tax	5,409	(10,514)	(11,761)
Income tax	—	—	(47)

Profit (loss) from discontinued operations	5,409	(10,514)	(11,808)

Profit (loss) from the discontinued operations, per basic and diluted share, express in U. S. dollars	0.03	(0.04)	(0.03)

(f)          COVID-19 (Corona Virus Disease 2019) in Peru

The Group’s operations are subject to risks related to outbreaks of infectious diseases. For example, the recent outbreak of coronavirus COVID-19, a virus causing potentially deadly respiratory tract infections originating and concentrated in China during the year 2019 which was declared a pandemic by the World Health Organization on March 11, 2020, has already and will continue to have a negative effect on the volatility in prices of precious metals. Additionally, a severe market disruption will likely entail decreased demand for our products and otherwise impact our operations and the operations of our customers, suppliers and other stakeholders.

On March 15, 2020, and by means of Supreme Decree No. 044-2020, the Peruvian State declared a State of National Emergency and mandatory social isolation for an initial period of fifteen calendar days, with subsequent extensions. During the first phases of this period, constitutional rights related to personal freedom and security, inviolability of the home and freedom of assembly were restricted, except for the provision and access to certain services and essential goods, such as those related to financial institutions, insurance and pensions, as well as complementary and related services. Operations at national level have been resumed according to a phase plan issued by the Peruvian State.

The Peruvian Government, through a supreme decree has authorized mining operators to gradually restart key activities, permitting mining companies in Peru to resume operations on May 11, 2020 that were scaled back sharply during the State of National Emergency. During this initial trial, companies are obligated to implement strict health and safety protocols approved by the Peruvian Mining Ministry to prevent the spread of infections. Health authorities will also conduct regular inspections in plants and mine sites to monitor compliance. In order to comply with these new regulations, the Group has elected to restart operations through a two-phased approach; prioritizing those mines with the most significant production. It is worth highlighting that Group has already presented the required documentation for restarting operations in all its mines:

Phase 1 (initiated on May 16, 2020)

•	Tambomayo
•	Uchucchacua
•	El Brocal (Tajo Norte and Marcapunta)

Phase 2 (initiated on June 16, 2020)

•	Orcopampa
•	Julcani
•	La Zanja

Considering that the start of the quarantine began in the second half of March, the Group's mining units have operated below the planned volume for year 2020, which is reflected in the variation in sales. During 2020 sales decreased by US$191.3 million in relation to the previous year mainly explained by the suspension of dispatches, which resulted in lower sales, see note 20. In 2020, the Group's unabsorbed cost due to production stoppage amounted to a total amount of US$27.8 million (net of intercompany eliminations), and is made up as follows:

	2020	2019
	US$(000)	US$(000)

Services provided by third parties	13,885	—
Direct labor	11,057	—
Supplies	2,816	—
	27,758	—

Depreciation and amortization incurred during the production stoppage amounts to US$10.8 million for the year 2020, which is included in “Depreciation and amortization” caption in the consolidated statements of profit or loss.

In January 2021, in response to the significant increase in the number of infections, the number of deaths and the saturation of the health system, the Peruvian Government decreed compulsory social immobilization in ten regions of the country, with the exception of some sectors such as agriculture, energy, hydrocarbons, mining, construction, etc., so it did not affect the Company's operations. This second immobilization had an initial period of fifteen days from January 31, being extended by 14 days until February 28, 2021. Since March 1, 2021 and for the next 14 days, new measures will be applied to face the COVID-19 pandemic. The Peruvian Government established a curfew at nights, and mandatory social immobilization will be in force all day long on Sundays.

The ultimate severity of the Coronavirus outbreak is uncertain at this time and therefore the Group cannot predict the possible impact on the world, the Peruvian economy, the international financial markets, or ultimately on the Group financial condition.  However, as part of the business continuity and progress of operations, the Group has been executing its business plan, which expects substantially that currently registered sales levels will increased in the short and medium term, considering: normal regularization of operations, commercial landscape and increase in metal prices.

Minera Yanacocha SRL and subsidiary [Member]
Identification and business activity
Identification and business activity

1.     Identification and business activities of the Company

(a)Identification -

Minera Yanacocha S.R.L. hereinafter “the Company” or “Yanacocha”, was incorporated in Peru on January 14, 1992 and commenced operations in 1993. The Company is currently engaged in the production, exploration and development of gold under the mining concessions it owns or that are owned by S.M.R.L. Chaupiloma Dos de Cajamarca (Chaupiloma). Future projects could include the production, exploration and development of copper as well.

The Company is 51.35% owned by Newmont Second Capital Corporation, a 100% indirectly owned subsidiary of Newmont Corporation ("Newmont", the ultimate Parent company), 43.65% owned by Compañía Minera Condesa S.A., which is 100% owned by Compañía de Minas Buenaventura S.A.A. (Buenaventura) and 5% owned by Summit Global Management II VB, a wholly-owned subsidiary of Sumitomo Corporation, see note 14.

The controlling Partners of the Company (or their affiliates) also own the controlling interest in Chaupiloma. In accordance with a mining lease agreement, amended and effective on January 1, 1994, the Company pays Chaupiloma a 3% royalty based on quarterly production sold at current market prices, after deducting refinery and transportation costs. The royalty agreement expires in 2032.

The Company’s legal domicile is at La Paz avenue No. 1049 office 401, Miraflores, Lima Peru.

(b)Business activities-

In order to perform its activities, the Company is required to obtain mining concessions or provisional permits for exploration and processing concessions for the treatment of mining ores from the Peruvian Ministry of Energy and Mines (MEM). Under Peru’s current legal and regulatory regime, these mining and processing rights are maintained by meeting a minimum annual level of production or investment and by the annual payment of a concession fee. A fine is payable for the years in which minimum production or investment requirements are not met. The Company holds mining concessions which exploration and processing rights do not expires as long as the Company comply with the legal requirements. To date the Company has complied with all the applicable legal requirements related to its concession rights.

The Company’s operations are located approximately 375 miles (604 kilometers) north of Lima and 30 miles (48 kilometers) north of the city of Cajamarca and are primarily accessible by paved roads. The Yanacocha property began production in 1993 and consists of the following open pit mines: (i) the La Quinua Complex, (ii) the Yanacocha Complex, (iii) the Carachugo Complex and Maqui Maqui. In addition, The Company has (i) four leach pads (La Quinua, Yanacocha, Carachugo and Maqui Maqui), (ii) three gold processing plants (Pampa Larga, Yanacocha Norte and La Quinua), one limestone processing facility (China Linda) and (iv) one mill (Yanacocha Gold Mill).

The La Quinua Complex includes mined material from the La Quinua Sur and the Tapado Oeste Layback and is scheduled to finish mining operations in 2021.

The Yanacocha Complex includes mined material from the Yanacocha Layback and Yanacocha Pinos, which are scheduled to finish mining operations in 2021, respectively. The Yanacocha Complex began operations in 1997 and has had limited mining operations in recent years.

The Carachugo Complex and Maqui Maqui includes mined material from multiple mines that are no longer in operation and continued residual gold leaching. In addition, the Carachugo Complex includes processed material from the Quecher Main project, which is a new open pit within the existing footprint of Yanacocha which began operating in October 2019. This project will add oxide production at Yanacocha and will extend the life of the Yanacocha operation to 2027. During 2020, the ounce production of the project was 55,000 oz.

Yanacocha’s gold processing plants are located adjacent to the solution storage ponds and are used to process gold-bearing solutions from Yanacocha’s leach pads through a network of solution-pumping facilities and the Yanacocha Gold Mill processes high-grade gold ore to produce a gold-bearing solution for treatment at the La Quinua processing plant, followed by Merrill - Crowe zinc precipitation and smelting where a final dore product is poured. The dore is then shipped offsite for refining and is sold on the worldwide gold markets.

Gold mining requires the use of specialized facilities and technology. The Company relies heavily on such facilities and technology to maintain production levels. Also, the cash flows and profitability of the Company’s operations are significantly affected by the market price of gold. Gold prices can fluctuate widely and are affected by numerous factors beyond the Company’s control. During 2020, 2019 and 2018 the Company produced 340,000,  527,000 and 515,000 of gold, respectively.

Brownfield exploration and development for new reserves is ongoing, including the development of the Quecher Main project within the existing footprint of Yanacocha. In addition, the Company continues to evaluate the potential for mining sulfide gold and copper mineralization.

Conga project

The Conga Project consists of two gold-copper porphyry deposits located northeast of the Yanacocha operating area in the provinces of Celendin, Cajamarca and Hualgayoc. There is no exploration and (or) development of new reserves, the reserve balances reported for Conga in 2014 were reclassified to mineralized material in 2015.

The Conga project has been the target of local political and community protests, some of which blocked the road between the Yanacocha mine and Conga project complexes and the City of Cajamarca in Peru and resulted in vandalism and equipment damage. While recently roadblocks and protests have diminished and focused on local political activism and labor disputes, the Company cannot predict whether similar or more significant incidents will occur in the future. The recurrence of significant political or community opposition or protests could continue to adversely affect the Conga Project’s development, other new projects in the area and the continued operation of Yanacocha.

Construction activities on the Conga project were suspended in 2011, at the request of Peru’s central government following protests in Cajamarca by anti-mining activists led by the regional president. At the request of the Peruvian central government, the environmental impact assessment prepared in connection with the project was reviewed by independent experts in an effort to resolve allegations around the environmental viability of Conga. This review concluded that the environmental impact assessment complied with international standards and provided recommendations to improve water management. Based on the Company's internal project portfolio evaluation process, the Company does not anticipate developing Conga in the next ten years. Due to the uncertainty surrounding the project’s development timeline, the Company  have allocated our exploration and development capital to other projects in its portfolio. As a result, the Conga project is currently in care and maintenance and the Company continues to evaluate opportunities to sell or find alternative uses for equipment and assets originally acquired for the Conga project. Should the Company be unable to develop the Conga project or conclude that future development is not in the best interest of the business, the Company may consider sale of the project to a third-party or other alternative for the project, which may result in a future impairment charge.

The Central Government of Peru continued to support responsible mining as a vehicle for the growth and future development of Peru in 2020. However, the Company is unable to predict whether the Central government will continue to take similar positions in the future.

Previous regional governments of Cajamarca and other political parties actively opposed the Conga project in the past. The Company is unable to predict the positions that will be taken in the future and whether such positions or changes in law will affect new projects at Yanacocha or Conga. Such changes may include increased labor regulations, environmental and other regulatory requirements, and additional taxes and royalties, as well as future protests, community demands and road blockages. The Company cannot predict future positions of either the Central or regional government on foreign investment, mining concessions, land tenure or other regulation. Any change in government positions or laws on these issues could adversely affect the assets and operations of Yanacocha or Conga, which could have a material adverse effect on the Company‘s results of operations and financial position.

Should the Company be unable to develop the Conga project, the Company may have to consider other alternatives for the project, which may result in a future impairment charge. The total assets at Conga as of December 31, 2020 and 2019 were US$449.8 million and US$458.2 million, respectively.

Sulfides project

This project represents a stream of sulfide resources development that will be achieved by processing high-grade metal dominant sulfide ores from Yanacocha Verde Phase 1 and Chaquicocha underground deposits within Yanacocha’s operational footprint, through an integrated process flow sheet that includes the addition of new flotation, pressure oxidation, neutralization, solvent extraction and electrowinning facilities. The Sulfides project is in the final feasibility stage, and the Company expects to begin with the development stage of the project in the second half of the year 2021.

(c)   Approval of consolidated financial statements -

The financial statements for the year ended  December 31, 2020 were approved by Company’s Management on April 29, 2021 and the subsequent events have been considered through those dates.

The consolidated financial statements as of December 31, 2019 were approved by the Partners’ Meeting held on July 13, 2020.

(d)Covid 19 outbreak -

Covid-19, an infectious disease caused by a new coronavirus, was declared a global pandemic by the World Health Organization on March 11, 2020. Measures to decrease the spread of Covid-19 have had a significant impact on the Global economy.

On March 15, 2020, the Peruvian Government declared a state of emergency at the national level, closing all businesses considered non-essential (the exceptions were the production and marketing of food, pharmaceutical products, financial services and health). Despite the fact that the state of emergency remained in force until October 31, 2020, the Peruvian Government has allowed the early restart of the economic activities of certain industries.

The Company has taken various measures to preserve the health of its employees and to prevent contagion in the administrative and operational areas of each subsidiary, such as remote work, reorganization of its facilities, rigorous cleaning of work environments, distribution of equipment personal protection, preventive tests before access to the mining unit and body temperature measurement.

Likewise, after the interruption of operations for 61 days, the Company resumed near normal operations as of the month of September 2020.

Sociedad Minera Cerro Verde Saa [Member]
Identification and business activity
Identification and business activity

1.     Identification and business activity

(a)Identification -

Sociedad Minera Cerro Verde S.A.A. (the Company) was incorporated in Peru on August 20, 1993, as a result of the privatization process of certain mining units carried out by the Peruvian State in that year. The Company’s shares began being listed on the Lima Stock Exchange on November 14, 2000.

Through its subsidiary Cyprus Climax Metals Company, Freeport Minerals Corporation (FMC), a wholly owned subsidiary of Freeport-McMoRan Inc. (Freeport), owns 53.56% of the voting shares of the Company, SMM Cerro Verde Netherlands B.V. (SMM Cerro Verde), a subsidiary of Sumitomo Metal Mining Company Ltd. (Sumitomo), owns 21.00%, Compañía de Minas Buenaventura S.A.A. (Buenaventura) owns 19.58%, and other stakeholders own the remaining 5.86%.

The Company’s legal address is Jacinto Ibañez Street N°315 - Parque Industrial, Arequipa in the city of Arequipa and the ore deposit is located 20 miles southwest of that city (Asiento Minero Cerro Verde S/N Uchumayo – Arequipa).

(b)Business activity -

The Company’s activities are regulated by the Peruvian General Mining Law and comprise the extraction, production and sale of copper cathodes, copper concentrate and molybdenum concentrate.

Cerro Verde’s operation consists of an open-pit copper mine, with a processing capacity of 548,500 metric ton-per-day that includes (i) concentrator facilities with a 409,500 metric ton-per-day capacity (361,500 metric ton-per-day before the expansion approved by the Ministry of Energy and Mines during 2018), (ii) solution extraction and electrowinning (SX/EW) leaching facilities with leach copper production derived from a 39,000 metric ton-per-day crushed leach facility and (iii) a run-of-mine (ROM) leach system with a capacity of 100,000 metric ton-per-day. This SX/EW leaching operation has a production capacity of approximately 200 million pounds of copper per year. The leaching and flotation process carried out at these plants are part of the benefit concession “Planta de Beneficio Cerro Verde.”

(c)COVID-19 outbreak in Peru -

On March 15, 2020, the Peruvian government issued a Supreme Decree and declaration of a National Emergency in its efforts to contain the outbreak of COVID-19. The order was initially for fifteen days but was subsequently extended for different periods through May 31, 2021. To comply with the government’s requirements, Cerro Verde temporarily transitioned to a care and maintenance status and adjusted its operations to prioritize critical activities.

During the second quarter 2020, the Company restored operations following COVID-19 restrictions imposed by the Peruvian government in March 2020. On May 4, 2020, the Peruvian government updated its State of Emergency authorizing the restarting of economic activities to allow major mining operations to gradually increase activities. During the second half of May 2020, the Peruvian government approved the Surveillance, Prevention and Control Plan of COVID-19 at Work, which establishes the guidelines for the surveillance, prevention and control of the health of workers at risk of exposure to the virus. The implementation of these measures and actions for prevention, early detection and response helps to control the risk of spread and health impacts caused by COVID-19 during the development of operational activities in order to protect the health of workers and contractors and allow for the gradual resumption of normal operations.

Because of the significant negative impacts of the COVID-19 pandemic on the global economy, in April 2020 Cerro Verde revised its operating plans. Cerro Verde assessed its near-term operating plans with a focus on maximizing cash flow and protecting liquidity in a weak and uncertain economic environment and to preserve asset values for anticipated improved copper prices as economic conditions recover. Cerro Verde continued to make progress toward restoring operations during third and fourth-quarter 2020. The Company will continue to closely monitor health and market conditions and make further adjustments to mine plans as required. Refer to Note 15(b) for a discussion of idle facility costs associated with the temporary shutdown and incremental expenses related to the COVID-19 pandemic.

In conjunction with the revised operating plans, the Company implemented a series of initiatives to reduce costs including employee retirement programs, third-party service costs, facilities costs, travel and other expenses (refer to Note 15(b)).

In addition to the implementation of operational protocols, the Company also continues to work closely with communities where it operates and has provided support and in-kind contributions of medical supplies and equipment in its efforts of prioritizing health and safety.

(a)	Financial statements approval –

The financial statements for the year ended December 31, 2020 were approved by Company’s Management on April 29, 2021 and the subsequent events have been considered through those dates.

The financial statements for the year ended December 31, 2019, were approved at the Board of Directors and Shareholders’ Meetings on February 26, 2020.

.